2Q15 Quarterly Supplement July 14, 2015 © 2015 Wells Fargo & Company. All rights reserved.

Wells Fargo 2Q15 Supplement 1  Appendix Pages 19-27 - Non-strategic/liquidating loan portfolio 20 - Real estate 1-4 family first mortgage portfolio 21 - Real estate 1-4 family junior lien mortgage portfolio 22 - Consumer credit card portfolio 23 - Auto portfolios 24 - Student lending portfolio 25  Common Equity Tier 1 under Basel III (Fully Phased-In) 26  Forward-looking statements and additional information 27 Table of contents  2Q15 Results - 2Q15 Highlights Page 2 - Year-over-year results 3 - Balance Sheet and credit overview (linked quarter) 4 - Income Statement overview (linked quarter) 5 - Loans 6 - Broad-based, year-over-year loan growth 7 - Deposits 8 - 2Q15 Revenue diversification 9 - Net interest income 10 - Noninterest income 11 - Noninterest expense and efficiency ratio 12 - Community Banking 13 - Wholesale Banking 14 - Wealth, Brokerage and Retirement 15 - Credit quality 16 - Capital 17 - 2Q15 Summary 18

Wells Fargo 2Q15 Supplement 2 5,726 5,729 5,709 5,804 5,719 2Q14 3Q14 4Q14 1Q15 2Q15 2Q15 Highlights  Earnings of $5.7 billion  Diluted earnings per common share of $1.03  Revenue up 1% year-over-year (YoY) and stable linked quarter (LQ) - Net interest income up 4% YoY and 3% LQ - Noninterest income down 2% both YoY and LQ  Strong loan and deposit growth - Average loans up 5% YoY and 1% LQ - Average deposits up 8% YoY and 1% LQ  Credit quality remained strong with net charge-offs of 30 bps of average loans  Strong capital position - Common Equity Tier 1 ratio under Basel III (fully phased-in) of 10.5% at 6/30/15 (1) - Returned $2.9 billion to shareholders through common stock dividends and net share repurchases Wells Fargo Net Income ($ in millions, except EPS) (1) 2Q15 capital ratio is a preliminary estimate. Fully phased-in capital ratios are calculated assuming the full phase-in of the Basel III capital rules. See page 26 for additional information regarding the Common Equity Tier 1 capital ratio. Diluted earnings per common share $1.01 $1.02 $1.02 $1.04 $1.03

Wells Fargo 2Q15 Supplement 3 $5.7 $5.7 2Q14 2Q15 Year-over-year results Net Charge-offs ($ in millions) Net Income ($ in billions, except EPS) Diluted earnings per common share Period-end Loans ($ in billions) Period-end Deposits ($ in billions) Period-end Common Shares Outstanding (shares in millions) Revenue ($ in billions) $21.1 $21.3 2Q14 2Q15 5,249.9 5, 45.2 2Q14 2Q15 $1.01 $1.03 763.6 832.1 65.3 56.4$828.9 $888.5 2Q14 2Q15 Non-strategic/liquidating loans Core Loans $1,118.6 $1,185.8 2Q14 2Q15 686 588 31 62 $717 $650 2Q14 2Q15 Consumer Commercial

Wells Fargo 2Q15 Supplement 4 Balance Sheet and credit overview (linked quarter) Loans  Core loans (1) increased $29.5 billion on broad-based growth including $11.5 billion from GE Capital loan purchase and financing transaction  Non-strategic/liquidating portfolio (1) decreased $2.2 billion Short-term investments/ Fed funds sold  Down $59.1 billion reflecting loan growth, securities purchases and lower deposit balances Investment securities  Up $16.0 billion as gross purchases of ~$36 billion were partially offset by maturities, amortization and sales Deposits  Down $10.9 billion reflecting seasonally lower consumer and small business balances due to income tax payments, and repricing in certain Wholesale businesses Short-term borrowings  Up $5.3 billion on higher repurchase agreement balances Common stock outstanding  Common shares outstanding down 17.7 million on net share repurchases Credit  Provision expense of $300 million, down $308 million on a higher reserve release and lower net charge-offs - Net charge-offs of $650 million, or 30 bps, down $58 million on continued improvement in consumer credit - $350 million reserve release (2) vs. $100 million in 1Q15 reflecting continued improvement in residential real estate Period-end balances. All comparisons are 2Q15 compared with 1Q15. (1) See pages 6 and 20 for additional information regarding core loans and the non-strategic/liquidating portfolio, which is comprised of Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, and other PCI loan portfolios. (2) Provision expense minus net charge-offs.

Wells Fargo 2Q15 Supplement 5 Income Statement overview (linked quarter) Total revenue  Revenue of $21.3 billion, up $40 million Net interest income  NII up $284 million reflecting growth in earning assets as well as one additional day in the quarter  NIM up 2 bps to 2.97% Noninterest income  Noninterest income down $244 million - Service charges on deposit accounts up $74 million on seasonality and day count - Card fees up $59 million reflecting seasonality and account growth - Mortgage banking up $158 million on higher production revenue reflecting a 27% increase in originations - Market sensitive revenue (1) down $225 million as lower trading gains and net gains from debt securities were partially offset by higher equity gains - Other income down $426 million from 1Q15 driven by accounting impact related to our debt hedges • Effected by rate moves • Does not represent economic gain or loss Noninterest expense  Noninterest expense down $38 million - Personnel expense down $365 million from a seasonally high 1Q15 - Operating losses up $226 million on litigation accruals for various legal matters - Outside professional services up $79 million and advertising and promotion up $51 million from a seasonally low 1Q15 Income tax  Tax expense up $484 million; 1Q15 included $359 million of discrete tax benefits  32.6% effective income tax rate in 2Q15 All comparisons are 2Q15 compared with 1Q15. (1) Consists of net gains from trading activities, debt securities and equity investments.

Loans


Period–end Loans Outstanding
($ in billions)
828.9
65.3
763.6
4.28%
838.9
63.1
775.8
4.29%
862.6
60.8
801.8
4.27%
861.2
58.6
802.6
4.19%
888.5
56.4
832.1
4.20%
2Q14
3Q14
4Q14
1Q15
2Q15
Core loans
Non-strategic/liquidating loans (1)
Total average loan yield

Period-end

- Core loans grew $68.5 billion, or 9%, YoY and were up $29.5 billion, or 4%, LQ
  - Commercial loans up $22.8 billion LQ
    - C&I loans up $13.7 billion and included $4.2 billion from the financing/purchase of GE Capital loans
    - CRE loans up $9.3 billion and included the purchase of $7.3 billion of loans from GE Capital ($4.0 billion U.S. and $3.3 billion foreign)
  - Consumer loans up $6.7 billion LQ on growth in first mortgage, auto, credit card and security-based lending
- Non-strategic/liquidating loans (1) down $8.9 billion YoY and $2.2 billion LQ

Average

- Total average loans of $870.4 billion up $39.4 billion YoY and $7.1 billion LQ on broad-based growth
- Total average loan yield of 4.20%, up 1 bp LQ on higher swap income, PCI loan resolutions and loan fees
  - Core loan yield excluding the non-strategic/ liquidating portfolio was up 2 bps

(1) See page 20 for additional information regarding the non-strategic/liquidating portfolio, which is comprised of Pick-a-Pay, liquidating home equity, legacy WFF indirect auto, legacy WFF debt consolidation, Education Finance-government guaranteed, and legacy Wachovia commercial & industrial, commercial real estate, and other PCI loan portfolios.

Wells Fargo 2Q15 Supplement 6

Wells Fargo 2Q15 Supplement 7 100 105 110 115 120 125 130 135 140 145 2Q14 2Q15 Commercial Real Estate 24 29 34 39 44 49 54 59 2Q14 2Q15 Automobile 150 160 170 180 190 200 210 220 2Q14 2Q15 Core 1-4 Family First Mortgage (1) 210 220 230 240 250 260 270 280 290 2Q14 2Q15 Commercial and Industrial 10 14 18 22 26 30 2Q14 2Q15 Credit CardBroad-based, year-over-year loan growth  Nonconforming mortgage growth  Disciplined origination activity  New account growth and 4Q14 portfolio acquisition ($ in billions)  Broad-based growth Period-end balances. (1) See page 21 for additional information.  2Q15 GE Capital loan portfolio acquisition

Deposits



Average Deposits and Rates
($ in billions)
1,101.5
1,174.8
1,185.3
295.9
325.6
337.9
805.6
849.2
847.4
0.10%
0.09%
0.08%
2Q14
1Q15
2Q15
Noninterest-bearing deposits
Interest-bearing deposits
Average deposit cost



Period-end Deposits
($ in billions)
1,118.6
1,196.7
1,185.8
2Q14
1Q15
2Q15

Average

- Deposits up $83.8 billion, or 8%, YoY and $10.5 billion, or 1%, LQ
- Average deposit cost of 8 bps, down 1 bp LQ and 2 bps YoY
- Core deposits (1) of $1.1 trillion up $87.4 billion, or 9%, YoY and up $15.9 billion, or 1%, LQ
  - Average retail core deposits up 6% YoY on both existing and new customer account balance growth, and up 6% annualized, LQ

Period-end

- Total period-end deposits of $1.2 trillion up $67.2 billion, or 6%, YoY and down $10.9 billion, or 1%, LQ, reflecting seasonality in consumer deposits and repricing in certain Wholesale businesses
- Primary consumer checking customers (2) up 5.6% YoY
- Primary small business and business banking checking customers (2) up 5.3% YoY

(1) *Core deposits are noninterest-bearing deposits, interest-bearing checking, savings certificates, certain market rate and other savings, and certain foreign deposits (Eurodollar sweep balances).*
(2) *Data as of May 2015, comparisons with May 2014; customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposits.*

Wells Fargo 2Q15 Supplement 8

Wells Fargo 2Q15 Supplement 9 Balanced Spread and Fee Income Diversified Fee Generation Deposit Service Charges 13% Card Fees 9% Total Mortgage Banking 17% Insurance 5% Net Gains from Trading 1% (1) Other noninterest income includes lease income and all other noninterest income. 2Q15 Revenue diversification Total Trust & Investment Fees 37% Total Other Fees 10% Net Gains from Equity Inv. 5% Brokerage advisory, commissions and other Mortgage Orig./ Sales, net Mortgage Servicing, net Trust and investment management Investment banking Charges and fees on loans Merchant processing 1% Cash network CRE brokerage commissions 1% Letters of credit Card fees Deposit service charges 1% Other noninterest income (1) Net gains from trading Insurance All other fees Net gains from equity investments Other Noninterest Income (1) 1% Net Gains on Debt Securities 2% Net gains on debt securities 13% 24% 9% 4%9% 3% 2% 1% 2% 5% 12% 5% 1% 2%5% $10.0 billion 47%53% Net Interest Income Noninterest Income $21.3 billion

Wells Fargo 2Q15 Supplement 10  Net interest income (TE) (1) up $524 million YoY and $312 million LQ primarily reflecting growth in earning assets  Average earning assets up $22.1 billion, or 1%, LQ - Investment securities up $15.0 billion - Loans up $7.1 billion - Trading assets up $4.6 billion - Mortgages and loans held for sale up $3.9 billion - Short-term investments/fed funds sold down $8.6 billion  NIM of 2.97% up 2 bps from 1Q15 on: - Balance sheet repricing, growth and mix = 4 bps - Variable income = 1 bp - Customer-driven deposit growth = (3) bps - Liquidity-related activity = 0 bps Net interest income Net Interest Income (TE) (1) ($ in millions) Net Interest Margin (NIM) (1) Tax-equivalent net interest income is based on the federal statutory rate of 35% for the periods presented. Net interest income was $10,791 million, $10,941 million, $11,180 million, $10,986 million and $11,270 million for 2Q14, 3Q14, 4Q14, 1Q15 and 2Q15 respectively. 11,016 11,163 11,418 11,228 11,540 2Q14 3Q14 4Q14 1Q15 2Q15 3.15% 3.06% 3.04% 2.95% 2.97%

Noninterest income

($ in millions)		2Q15	vs 1Q15		vs 2Q14
Noninterest income					
Service charges on deposit accounts	$	1,289	6	%	-
Trust and investment fees					
Brokerage advisory, commissions and other fees		2,399	1		5
Trust and investment management		861	1		3
Investment banking		450	1		(8)
Card fees		930	7		10
Other fees		1,107	3		2
Mortgage banking		1,705	10		(1)
Insurance		461	7		2
Net gains from trading activities		133	(67)		(65)
Net gains on debt securities		181	(35)		n.m.
Net gains from equity investments		517	40		15
Lease income		155	17		20
Other		(140)	n.m.		n.m.
Total noninterest income	**$**	**10,048**	**(2)**	**%**	**(2)**



10,275
10,272
10,263
10,292
10,048
2Q14
3Q14
4Q14
1Q15
2Q15

- Deposit service charges up $74 million LQ on seasonality and day count
- Trust and investment fees up $33 million
- Card fees up $59 million on seasonality as well as account growth
- Other fees up $29 million on higher merchant processing fees
- Mortgage banking up $158 million on 27% higher origination volumes
- Insurance up $31 million on seasonally higher crop insurance premiums
- Trading gains down $275 million and included lower customer accommodation trading and lower deferred compensation gains
  - ($4) million in deferred compensation investment income (P&L neutral) vs. $58 million in 1Q15
- Gains on sale of debt securities down $97 million
- Gains from equity investments up $147 million
- Other income down $426 million driven by the accounting impact related to our debt hedges

Wells Fargo 2Q15 Supplement 11

Noninterest expense and efficiency ratio (1)

($ in millions)		2Q15	vs 1Q15	vs 2Q14
Noninterest expense				
Salaries	$	3,936	2 %	4
Commission and incentive compensation		2,606	(3)	7
Employee benefits		1,106	(25)	(5)
Equipment		470	(5)	6
Net occupancy		710	(2)	(2)
Core deposit and other intangibles		312	-	(11)
FDIC and other deposit assessments		222	(10)	(1)
Outside professional services (2)		627	14	(3)
Other (2)		2,480	14	3
Total noninterest expense	$	**12,469**	- %	**2**



12,194
12,248
12,647
12,507
12,469
57.9%
57.7%
59.0%
58.8%
58.5%
2Q14
3Q14
4Q14
1Q15
2Q15
Efficiency Ratio

- Noninterest expense down $38 million LQ
  - Personnel expense down $365 million
    - Salaries up $85 million reflecting annual merit increases and one extra day in the quarter
    - Commission and incentive compensation down $79 million
    - Employee benefits expense down $371 million from a seasonally high 1Q
      - $3 million in deferred compensation expense vs. $62 million in 1Q15
  - Outside professional services (2) up $79 million on higher project spend
  - Other expense (2) up $311 million
    - Operating losses up $226 million on litigation accruals for various legal matters
    - Advertising expense up $51 million from a seasonally low 1Q
    - Insurance expense up $16 million on seasonally higher crop insurance commissions
- 2Q15 efficiency ratio of 58.5%
- Expect to operate within targeted efficiency ratio range of 55%-59% for full year 2015

(1) Efficiency ratio defined as noninterest expense divided by total revenue (net interest income plus noninterest income). Noninterest expense and our efficiency ratio may be affected by a variety of factors, including business and economic cyclicality, seasonality, changes in our business composition and operating environment, growth in our business and/or acquisitions, and unexpected expenses relating to, among other things, litigation and regulatory matters.

(2) The sum of Outside professional services expense and Other expense equals Other noninterest expense in the Consolidated Statement of Income, pages 18 and 19 of the press release.

Wells Fargo 2Q15 Supplement 12

Community Banking

($ in millions)		2Q15	vs 1Q15		vs 2Q14
Net interest income	$	7,698	2	%	4
Noninterest income		4,963	(5)		(5)
Provision for credit losses		363	(41)		30
Noninterest expense		7,164	1		2
Income tax expense		1,707	25		(6)
Segment net income	**$**	**3,358**	**(8)**	**%**	**(2)**
($ in billions)					
Avg loans, net	$	506.5	-		-
Avg core deposits		685.7	3		7

	2Q15		1Q15	2Q14
Regional Banking				
Primary consumer checking customers [(1)(2)]	5.6	%	5.7	4.6
Primary business checking customers [(1)(2)]	5.3		5.5	5.2
Retail Bank household cross-sell [(1)(3)]	6.13		6.13	6.17

($ in billions)		2Q15		vs 1Q15		vs 2Q14
Consumer Lending						
Credit card payment volumes (POS)	$	17.7		15	%	15
Credit card penetration [(1)(4)]		42.6	%	80	bps	365
Home Lending						
Applications	$	81		(13)	%	13
Application pipeline		38		(14)		27
Originations		62		27		32
Gain on sale ratio [(5)]		1.88	%	(18)	bps	47

- Net income of $3.4 billion, down 2% YoY and 8% LQ reflecting higher income taxes

Regional Banking [(1)]

- Primary consumer checking customers [(2)] up 5.6% YoY
- Primary small business and business banking checking customers [(2)] up 5.3% YoY
- Retail bank cross-sell of 6.13 [(3)] products per household

Consumer Lending

- Credit card penetration [(1)(4)] rose to 42.6%, up from 41.8% in 1Q15 and 39.0% in 2Q14
- Consumer auto originations of $8.1 billion, up 5% YoY and 15% LQ on seasonality
- Mortgage originations of $62 billion, up 27% LQ and 32% YoY
  - 54% of originations were for purchases, compared with 45% in 1Q15
  - 1.88% gain on sale ratio [(5)]

(1) Metrics reported on a one-month lag from reported quarter-end; for example 2Q15 data as of May 2015 compared with May 2014.
(2) Customers who actively use their checking account with transactions such as debit card purchases, online bill payments, and direct deposit.
(3) May 2015 Retail Bank household cross-sell ratio includes the impact of the sale of government guaranteed student loans in 4Q14.
(4) Household penetration as of May 2015 and defined as the percentage of Retail Bank households that have a credit card with Wells Fargo.
(5) Net gains on mortgage loan origination/or sales activities less repurchase reserve build/release divided by total originations.

Wells Fargo 2Q15 Supplement 13

Wholesale Banking

($ in millions)		2Q15	vs 1Q15		vs 2Q14
Net interest income	$	3,068	5	%	4
Noninterest income		3,015	1		1
Reversal of provision for credit losses		(58)	n.m.		18
Noninterest expense		3,295	(3)		3
Income tax expense		840	19		-
Segment net income	**$**	**2,011**	**12**	**%**	**3**
($ in billions)					
Avg loans, net	$	343.6	2		12
Avg core deposits		304.2	-		14

($ in billions)		2Q15	vs 1Q15		vs 2Q14
Key Metrics:					
Cross-sell (1)		7.3	1	%	1
Commercial card spend volume (2)	$	6.3	6		12
Total AUM	$	487.9	(1)	%	-
Advantage Funds AUM		230.8	(2)		(2)

- Net income of $2.0 billion, up 3% YoY and 12% LQ
- Net interest income up 5% LQ reflecting loan growth and higher loan resolution income
- Noninterest income up 1% LQ driven by higher equity gains, treasury management and mortgage banking fees
- Noninterest expense down 3% LQ on seasonally lower personnel costs

Cross-sell

- Cross-sell of 7.3 products per relationship (1), up from 7.2 in 1Q15

Treasury Management

- Commercial card spend volume (2) of $6.3 billion up 12% YoY
- Treasury management revenue up 3% LQ and 10% YoY reflecting new product sales and repricing

Investment Banking

- U.S. investment banking market share of 4.6% (3) up YoY on higher equity capital markets and investment grade originations

Asset Management

- Total AUM down $2 billion YoY as fixed income net client inflows were more than offset by equity and stable value outflows

(1) Cross-sell reported on a one-quarter lag.
(2) Includes commercial card volume for the entire company.
(3) Year-to-date through June. Source: Dealogic U.S. investment banking fee market share.

Wells Fargo 2Q15 Supplement

14

Wealth, Brokerage and Retirement

($ in millions)		2Q15	vs 1Q15		vs 2Q14
Net interest income	$	865	-	%	12
Noninterest income		2,874	-		4
Reversal of provision for credit losses		(10)	n.m.		(60)
Noninterest expense		2,775	(2)		3
Income tax expense		369	7		10
Segment net income	**$**	**602**	**7**	**%**	**11**
($ in billions)					
Avg loans, net	$	59.3	4		16
Avg core deposits		159.4	(1)		4

($ in billions, except where noted)		2Q15	vs 1Q15		vs 2Q14
Key Metrics:					
WBR Client Assets [1] *($ in trillions)*	$	1.7	(1)	%	1
Cross-sell [2]		10.53	1		1
Retail Brokerage					
Financial Advisors		15,151	-		-
Managed account assets	$	434	-		6
Client assets [1] *($ in trillions)*		1.4	(1)		1
Wealth Management					
Client assets [1]		224	(1)		2
Retirement					
IRA Assets		365	-		2
Institutional Retirement Plan Assets [3]		346	-		2

(1) Includes deposits.
(2) Data as of May 2015.
(3) Year-over-year percentage changes reflect revision of prior periods to conform with current period classification of Institutional Retirement Plan assets.

- Record net income of $602 million, up 11% YoY and up 7% LQ
- Net interest income stable LQ; average loans up 4% and average core deposits down 1%
- Noninterest income stable LQ as higher asset-based fees were offset by lower deferred compensation gains and brokerage transaction revenue
- Noninterest expense down 2% LQ from seasonally higher 1Q15 personnel expenses, partially offset by higher litigation accruals and broker commissions

Retail Brokerage

- Managed account assets of $434 billion, up 6% YoY primarily driven by net flows

Wealth Management

- Wealth Management client assets up 2% YoY

Retirement

- IRA assets up 2% YoY
- Institutional Retirement plan assets up 2% YoY [3]

Wells Fargo 2Q15 Supplement 15

Credit quality



Provision Expense and Net Charge-offs
($ in millions)
217
717
368
668
485
735
608
708
300
650
0.35%
0.32%
0.34%
0.33%
0.30%
2Q14
3Q14
4Q14
1Q15
2Q15
Provision Expense
Net Charge-offs
Net charge-off rate



Nonperforming Assets
($ in billions)
17.0
3.0
14.0
16.2
2.8
13.4
15.5
2.6
12.9
14.8
2.3
12.5
14.4
2.0
12.4
2Q14
3Q14
4Q14
1Q15
2Q15
Nonaccrual loans
Foreclosed assets

- Provision expense of $300 million, down $308 million from 1Q15 primarily driven by a higher reserve release (1)
- Net charge-offs of $650 million, down $58 million, or 8%, LQ
- 0.30% net charge-off rate
  - Commercial losses of 6 bps, up 2 bp LQ on lower recoveries
  - Consumer losses of 53 bps, down 7 bps LQ
- NPAs declined $438 million LQ
  - Nonaccrual loans declined $67 million as a $388 million decline in consumer real estate nonaccruals, as well as improvements in other categories, were partially offset by a $416 million increase in C&I nonaccruals, substantially all of which was from the energy portfolio
  - Foreclosed assets declined $371 million
- Early stage delinquencies in the consumer portfolio of 1.09% increased 2 bps LQ on seasonality and declined 19 bps YoY
- Reserve release (1) of $350 million, up from $100 million in 1Q15, driven by strong 2Q15 credit performance in consumer real estate
- Allowance for credit losses = $12.6 billion
  - Allowance covered 4.8x annualized 2Q15 net charge-offs
  - Future allowance levels may increase or decrease based on a variety of factors, including loan growth, portfolio performance and general economic conditions

(1) Provision expense minus net charge-offs.

Wells Fargo 2Q15 Supplement

16

Wells Fargo 2Q15 Supplement 17 Capital Position  Capital remained strong  Common Equity Tier 1 ratio under Basel III (fully phased-in) of 10.5% at 6/30/15 (1)  Started using Advanced Approaches for capital requirements following approval from the OCC and FRB  Capital ratios under the Advanced and Standardized Approaches continue to converge Capital Return  Period-end common shares outstanding down 17.7 million LQ - Purchased 36.3 million common shares - Issued 18.6 million common shares through employee benefit plans  Our strong capital levels allowed us to continue to return capital to shareholders - Returned $2.9 billion to shareholders in 2Q15 - Net payout ratio of 54% (2) Capital (1) 2Q15 capital ratio is a preliminary estimate. Fully phased-in capital ratios are calculated assuming the full phase-in of the Basel III capital rules. See page 26 for additional information regarding capital ratios. (2) Net payout ratio means the ratio of (i) common stock dividends and share repurchases less issuances and stock compensation-related items, divided by (ii) net income applicable to common stock. 10.4% 10.5% 10.5% 4Q14 1 15 2Q15 Estimated Common Equity Tier 1 Ratio under Basel III, Fully Phased-In (1)

Wells Fargo 2Q15 Supplement 18 2Q15 Summary  Solid earnings of $5.7 billion, in line with 2Q14 - Diluted EPS of $1.03, up 2%  Solid returns - ROA = 1.33% - ROE = 12.71%  Strong loan and deposit growth - Period-end loans up $59.6 billion, or 7%, YoY with core loans up $68.5 billion, or 9%, on broad-based growth - Period-end deposits up $67.2 billion, or 6%, YoY  Highly liquid balance sheet - 27% of total assets are liquid assets (1)  Diversified and high quality loan portfolio - Credit quality remained strong with net charge-offs of 0.30% (annualized), down from 0.35% a year ago - Maintained our risk and pricing discipline  Strong capital levels while returning $2.9 billion to shareholders through common stock dividends and net share repurchases in 2Q15 (1) Includes cash, fed funds sold, securities purchased under resale agreements and other short-term investments, and U.S. government and federal agency securities.

Appendix

Wells Fargo 2Q15 Supplement 20 (1) Net of purchase accounting adjustments. -$125.5 Non-strategic/liquidating loan portfolio -$2.2 -$134.4 -$2.3 -$2.2 -$2.2 ($ in billions) 2Q15 1Q15 4Q14 3Q14 2Q14 4Q08 Pick-a-Pay mortgage (1) $ 42.2 43.7 45.0 46.4 48.0 95.3 Liquidating home equity 2.6 2.7 2.9 3.1 3.3 10.3 Legacy WFF indirect auto - - - 0.1 0.1 18.2 Legacy WFF debt consolidation 10.7 11.1 11.4 11.8 12.2 25.3 Education Finance - gov't guaranteed - - - - - 20.5 Legacy WB C&I and CRE PCI loans (1) 0.6 0.7 1.1 1.5 1.5 18.7 Legacy WB other PCI loans (1) 0.3 0.4 0.4 0.2 0.2 2.5 Total $ 56.4 58.6 60.8 63.1 65.3 190.8

Real estate 1-4 family first mortgage portfolio

($ in millions)		2Q15		1Q15
Real estate 1-4 family first mortgage:				
Core portfolio	$	214,831		210,287
Non-strategic and liquidating loan portfolios [1]		53,037		54,926
Total real estate 1-4 family first mortgage portfolio		267,868		265,213
Core first lien mortgage				
Nonaccrual loans	$	3,601		3,678
as % of loans		1.68	%	1.75
Net charge-offs	$	29		35
as % of average loans		0.05	%	0.07
Non-strategic and liquidating first lien mortgage portfolio				
Nonaccrual loans	$	4,444		4,667
as % of loans		8.38	%	8.50
Net charge-offs	$	38		48
as % of average loans		0.28	%	0.35

- Core first lien up $4.5 billion, or 2%, LQ reflecting nonconforming mortgage originations
  - Nonconforming mortgage loans increased $7.8 billion to $123.0 billion [2]
  - First lien home equity lines of $16.6 billion, down $118 million
- Strong core first lien credit performance
  - Nonaccrual loans down $77 million, or 7 bps, LQ
  - Net charge-offs down $6 million LQ to 5 bps
- Pick-a-Pay non-PCI portfolio
  - Loans of $21.8 billion down 4% LQ driven by loans paid-in-full
  - Nonaccrual loans decreased $156 million, or 6%, LQ
  - Net charge-offs of $4 million, or 8 bps, down $4 million LQ on improved portfolio performance and lower severities
  - Current average LTV of 61% [3]

(1) Non-strategic and liquidating loan portfolios primarily consist of Pick-a-Pay and PCI loans acquired from Wachovia and certain portfolios from legacy Wells Fargo Home Equity and Wells Fargo Financial.
(2) Nonconforming mortgages originated post February 2009.
(3) The current loan-to-value (LTV) ratio is calculated as the net carrying value divided by the collateral value.

Wells Fargo 2Q15 Supplement 21

Wells Fargo 2Q15 Supplement 22 Real estate 1-4 family junior lien mortgage portfolio  Junior lien mortgage loans down 3% LQ as high quality new originations were more than offset by paydowns  Core junior nonaccruals down $79 million, or 5%, LQ  Core junior net charge-offs of $79 million, or 58 bps, down $27 million LQ (1) Non-strategic and liquidating loan portfolios primarily consist of PCI loans acquired from Wachovia and certain portfolios from legacy Wells Fargo Home Equity and Wells Fargo Financial. ($ in millions) 2Q15 1Q15 Real estate 1-4 family junior mortgage: Core portfolio $ 53,456 54,941 Non-strategic and liquidating loan portfolios (1) 2,708 2,898 Total real estate 1-4 family junior mortgage portfolio 56,164 57,839 Nonaccrual loans $ 1,597 1,676 as % of loans 2.99% 3.05 Net charge-offs $ 79 106 as % of average loans 0.58% 0.77 Nonaccrual loans $ 113 122 as % of loans 4.18% 4.21 Net charge-offs $ 15 17 as % of average loans 2.18% 2.30 Core junior lien mortgage Non-strategic and liquidating junior lien mortgage portfolio

Wells Fargo 2Q15 Supplement 23 Consumer credit card portfolio  Credit card outstandings up 4% LQ and up 14% YoY reflecting account growth and growth in private label and co-brand outstandings driven by the Dillard’s card portfolio acquisition in 4Q14 - Credit card household penetration (2) of 42.6%, up 80 bps LQ and 365 bps YoY reflecting continued new account growth and the card portfolio acquisition - Purchase dollar volume up 15% LQ and 15% YoY, while POS transactions up 13% LQ and 18% YoY reflecting growth in the account base, as well as the card portfolio acquisition  Net charge-offs up $4 million, or 2 bps, LQ on seasonality and up $32 million YoY on portfolio growth (1) Includes consumer credit card as well as certain co-brand and private label relationship new account openings. (2) Household penetration as of May 2015 and defined as the percentage of Retail Bank households that have a credit card with Wells Fargo. ($ in millions) 2Q15 1Q15 Credit card outstandings $ 31,135 30,078 Net charge-offs 243 239 as % of avg loans 3.21% 3.19 Key Metrics: P rchase volume $ 17,677 15,410 POS trans ions (millions) 253 224 New acco nt (1) 685,108 729,283 Penetration (2) 42.6% 41.8

Wells Fargo 2Q15 Supplement 24 Auto portfolios (1) Consumer Portfolio  Auto outstandings of $57.8 billion up 3% LQ and 7% YoY - 2Q15 originations of $8.1 billion up 5% YoY and 15% LQ on seasonality  Nonaccrual loans declined $7 million LQ and $24 million YoY  Net charge-offs were down $33 million LQ reflecting seasonality, and up $22 million YoY - March Manheim index of 123.9, stable LQ and YoY  30+ days past due increased $85 million, or 10 bps, LQ reflecting seasonality and increased $105 million, or 7 bps, YoY Commercial Portfolio  Loans of $9.3 billion up 3% LQ and 7% YoY (1) The consumer auto portfolio includes the liquidating legacy Wells Fargo Financial indirect portfolio of $15 million. ($ in millions) 2Q15 1Q15 Auto outstandings $ 54,831 53,336 Nonaccrual loans 122 129 as % of loans 0.22% 0.24 Net charge-offs $ 66 99 as % of avg loans 0.49% 0.76 30+ days past due $ 1,047 964 as % of loans 1.91% 1.81 Auto outstandings $ 2,970 3,003 Nonaccrual loans 4 4 as % of loans 0.13% 0.13 Net charge-offs $ 2 2 as % of avg loans 0.23% 0.28 30+ days past due $ 12 10 as % of loans 0.40% 0.33 Commercial Auto outstandings $ 9,272 8,962 Nonaccrual loans 16 17 as % of loa s 0.17% 0.19 Net charge-offs $ - - as % of avg loans n.m. % n.m. Indirect Consumer Direct Consumer

Wells Fargo 2Q15 Supplement 25 Student lending portfolio Private Portfolio  $12.0 billion private loan outstandings down 1% LQ due to seasonality and up 3% YoY - Average FICO of 759 and 80% of the total outstandings have been co-signed - Originations up 10% YoY  Net charge-offs increased $4 million LQ due to seasonality of repayment  30+ days past due decreased $13 million LQ on seasonality ($ in millions) 2Q15 1Q15 Private Portfolio Private outstandings $ 12,016 12,169 Net charge-offs 37 33 as % of avg loans 1.22% 1.09 30 days past due $ 215 228 as % of l s 1.79% 1.87

Common Equity Tier 1 under Basel III (Fully Phased-In)

Wells Fargo & Company and Subsidiaries

COMMON EQUITY TIER 1 UNDER BASEL III (FULLY PHASED-IN) (1)

(in billions)			Estimated Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Total equity		$	**190.7**	190.0	185.3
Noncontrolling interests			**(1.1)**	(1.2)	(0.9)
Total Wells Fargo stockholders' equity			**189.6**	188.8	184.4
Adjustments:					
Preferred stock			**(20.0)**	(20.0)	(18.0)
Cumulative other comprehensive income (2)			**(1.1)**	(1.9)	(2.6)
Goodwill and other intangible assets (2)(3)			**(27.2)**	(26.9)	(26.3)
Investment in certain subsidiaries and other			**(0.4)**	(0.8)	(0.4)
Common Equity Tier 1 (transition amount) under Basel III (1)			**140.9**	139.2	137.1
Adjustments from transition amount to fully phased-in under Basel III (4):					
Cumulative other comprehensive income			**1.1**	1.9	2.4
Other			**(2.1)**	(2.1)	(2.8)
Total adjustments			**(1.0)**	(0.2)	(0.4)
Common Equity Tier 1 (fully phased-in) under Basel III	(A)	$	**139.9**	139.0	136.7
Total risk-weighted assets (RWAs) anticipated under Basel III (5)(6)	(B)	$	**1,336.5**	1,326.3	1,310.5
Common Equity Tier 1 to total RWAs anticipated under Basel III (Fully Phased-In) (6)	(A)/(B)		**10.5%**	10.5	10.4

(1) Basel III capital rules, adopted by the Federal Reserve Board on July 2, 2013, revised the definition of capital, increased minimum capital ratios, and introduced a minimum Common Equity Tier 1 (CET1) ratio. These rules established a new comprehensive capital framework for U.S. banking organizations that implements the Basel III capital framework and certain provisions of the Dodd-Frank Act. The rules are being phased in through the end of 2021. Fully phased-in capital ratios and RWAs are calculated assuming the full phase-in of the Basel III capital rules. CET1 is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies. Management reviews CET1 along with other measures of capital as part of its financial analyses and has included this non-GAAP financial information, and the corresponding reconciliation to total equity, because of current interest in such information on the part of market participants.

(2) Under transition provisions to Basel III, cumulative other comprehensive income is included in CET1 over a specified phase-in period. In addition, certain intangible assets included in CET1 are phased out over a specified period.

(3) Goodwill and other intangible assets are net of any associated deferred tax liabilities.

(4) Assumes cumulative other comprehensive income is fully phased in and certain other intangible assets are fully phased out under Basel III capital rules.

(5) The final Basel III capital rules provide for two capital frameworks: the Standardized Approach, which replaced Basel I, and the Advanced Approach applicable to certain institutions. Under the final rules, we are subject to the lower of our CET1 ratio calculated under the Standardized Approach and under the Advanced Approach in the assessment of our capital adequacy. Our CET1 ratio calculated under each of these approaches has been converging, primarily driven by differences in RWAs. Final determination as to which approach will produce the lower CET1 as of June 30, 2015 is subject to detailed analysis of considerable data. The capital ratios for March 31, 2015 and December 31, 2014 were calculated using the Basel III definition of capital and under the Basel III Advanced Approach RWAs.

(6) The Company's June 30, 2015 RWAs and capital ratio are preliminary estimates.

Wells Fargo 2Q15 Supplement

26

Wells Fargo 2Q15 Supplement 27 Forward-looking statements and additional information Forward-looking statements: This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we may make forward-looking statements in our other documents filed or furnished with the SEC, and our management may make forward- looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company, including our outlook for future growth; (ii) our noninterest expense and efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses and allowance levels; (iv) the appropriateness of the allowance for credit losses; (v) our expectations regarding net interest income and net interest margin; (vi) loan growth or the reduction or mitigation of risk in our loan portfolios; (vii) future capital levels or targets and our estimated Common Equity Tier 1 ratio under Basel III capital standards; (viii) the performance of our mortgage business and any related exposures; (ix) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (x) future common stock dividends, common share repurchases and other uses of capital; (xi) our targeted range for return on assets and return on equity; (xii) the outcome of contingencies, such as legal proceedings; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our second quarter 2015 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014. Purchased credit-impaired loan portfolio: Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible and the related allowance for loan losses was not carried over to Wells Fargo’s allowance. In addition, such purchased credit-impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of accounting for purchased loans with evidence of credit deterioration, certain ratios of the combined company are not comparable to a portfolio that does not include purchased credit-impaired loans. In certain cases, the purchased credit-impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the purchased credit-impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this document have been adjusted to exclude the purchased credit-impaired loans. References in this document to impaired loans mean the purchased credit-impaired loans. Please see page 31 of the press release announcing our 2Q15 results for additional information regarding the purchased credit-impaired loans.